Exhibit 99.1

2015 Barclays Global Financial Services Conference

Disclaimer 2 This presentation contains forward - looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change . Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward - looking statements . Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or from illustrative examples provided herein . Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to : the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which the Company operates ; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to the Company’s businesses ; the creation of the Consumer Finance Protection Bureau, its recently issued and future rules and the enforcement thereof ; changes in existing U . S . government - sponsored entities, their current roles or their guarantees or guidelines ; changes to government mortgage modification programs ; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which the Company’s bank competitors are not subject ; foreclosure delays and changes in foreclosure practices ; certain banking regulations that may limit the Company’s business activities ; changes in macroeconomic and U . S . residential real estate market conditions ; difficulties inherent in growing loan production volume ; changes in prevailing interest rates ; increases in loan delinquencies and defaults ; the Company’s reliance on PennyMac Mortgage Investment Trust as a significant source of financing for, and revenue related to, the Company’s correspondent lending business ; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all ; the Company’s obligation to indemnify third - party purchasers or repurchase loans if loans that it originates, acquires or assists in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances ; the Company’s obligation to indemnify its advised entities if its services fail to meet certain criteria or characteristics or under other circumstances ; decreases in the historical returns on the assets that the Company selects and manages for its advised entities, and resulting management and incentive fees ; the extensive amount of regulation applicable to the Company’s investment management segment ; conflicts of interest in allocating the Company’s services and investment opportunities among itself and its advised entities ; the potential damage to the Company’s reputation and adverse impact to its business resulting from the ongoing negative publicity focused on Countrywide Financial Corporation, given the former association of certain of its officers with that entity ; and the Company’s recent rapid growth . You should not place undue reliance on any forward - looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time . The Company undertakes no obligation to publicly update or revise any forward - looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only .

PennyMac Financial Services Is a Leading Mortgage Specialist

- Specialized mortgage platform with over 2,300 employees; highly scalable to support continued growth
- Publicly traded (NYSE: PFSI) with fully-diluted market cap of $1.3 billion[1]
- Track record of steady growth in business volumes and profitability
- Commitment to strong corporate governance and compliance culture
- Synergistic partnership with PennyMac Mortgage Investment Trust (NYSE: PMT)

Loan Production

- Source and securitize newly originated loans via:
  - *Correspondent aggregation* from approved third-party sellers – 3rd largest in the U.S. after Wells Fargo and Chase[2]
  - *Consumer direct lending* for home purchase or refinance
- Total loan production of $21.9 billion in 1H15[3]

Loan Servicing

- Collect and remit payments and provide borrower services on existing loans
- Major servicer for Fannie Mae, Freddie Mac, and Ginnie Mae
- Industry-leading capabilities in special servicing
- Total loan servicing of $136 billion in UPB[4]

Investment Management

- Serve as external manager to pools of capital that invest in mortgage-related assets:
  - PMT
  - Two private investment funds
- Specialized operations and expertise to invest in strategies such as distressed loans and mortgage servicing rights
- Management agreements include performance-based fees
- $1.8 billion in AUM[4]

PennyMac Financial Services, Inc.

(1) As of August 31, 2015; PFSI market capitalization includes the value of Private National Mortgage Acceptance Company, LLC class A units exchangeable into PFSI common stock.
(2) According to Inside Mortgage Finance for Q2 2015.
(3) Includes PMT loan acquisitions, for which PFSI earns a fulfillment fee upon loan funding.
(4) As of June 30, 2015.

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Significant Market Opportunity and Role for a Non-Bank Mortgage Leader

- Banks have retreated from the mortgage market mainly due to regulatory scrutiny, higher capital requirements, and a greater focus on core customers and businesses
- Successful mortgage businesses require focus, expert management, and dedicated resources
- Well-managed specialist firms, such as PennyMac Financial, have been able to bridge the gap by providing better service for customers
- As a correspondent aggregator, PennyMac Financial also serves local mortgage banks, providing access to capital and liquidity



Share of Total U.S. Mortgage Production Market
Top 5 Banks(1)
50.0%
(20%)
30.0%
FY2012
1H2015

(1) According to Inside Mortgage Finance, the top 5 bank originators in Q2 2015 were Wells Fargo, JP Morgan Chase, Bank of America, U.S. Bank, and Citi.

PennyMac Financial Services, Inc.
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PennyMac Has Developed Organically for Sustainable Growth

- Industry-leading platform built organically – not through acquisitions
  - Not distracted by legacy/regulatory issues
  - Disciplined, sustainable growth for more than 7 years
  - Focused on building and testing processes and systems before large transaction volumes

2015
- Launched Commercial Real Estate Finance (PCREF)

2014
- Continued organic growth
- Servicing UPB reaches $100 bn

2013
- PFSI completed initial public offering
- Expanded infrastructure in Fort Worth, TX

2012
- Expanded infrastructure in Tampa, FL
- Became largest non-bank correspondent aggregator

2011
- Expanded infrastructure with flagship operations facility in Moorpark, CA
- Correspondent leadership team expands

2010
- Added servicing leadership for prime portfolio and to drive scalable growth
- Correspondent system launches

2009
- Correspondent group established with a focus on operations development and process design

2008
- Operations launched
- De novo build of legacy-free mortgage servicer

Employees (1) at year end	2008	2009	2010	2011	2012	2013	2014	2015
	72	128	230	435	1,008	1,373	1,816	2,354(2)

(1) Includes contractors.
(2) As of June 30, 2015.

PennyMac Financial Services, Inc.

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3.0% 3.5% 4.0% 4.5% 5.0% Current Market Environment and Outlook 6 Average 30 - year fixed rate mortgage (1) • Mortgage rates remain low in historical context – Prevailing 30 - year fixed rate remains below 4% – Refinance activity remains significant • Home purchase market remains strong – Purchase - money loan volume has increased significantly versus 1Q15 and last year (2) – Existing home sales at eight year highs (3) – First - time homebuyer participation rates remain far below above their long run average (3) • Home prices continued to increase through 2Q15, driven by a lack of supply in many markets • Regulatory actions and new regulations continue to underscore the importance of effective governance, compliance, and operating systems (1) Freddie Mac Primary Mortgage Market Survey. 3.90% as of 09/10/15 (2) CPR & CDR Technologies, Wells Fargo Securities, LLC as of 6/30/15 (3) National Association of Realtors®; long - run average of 40% since 1981 Purchase Loan Volume (2) 3.90% $45 $45 $44 $41 $54 $57 $0 $10 $20 $30 $40 $50 $60 $70 2Q14 2Q15 1Q15 ($ in billions) Ŷ Fannie Mae issuance Ŷ Ginnie Mae issuance

$0.83 $1.01 1H14 1H15 $107 $ 128 1H14 1H15 +20% +22% PFSI Continues to Deliver Strong Earnings and Earnings Growth Pretax Income ($ in millions) 7 Earnings per Share (1) Represents partial year. PFSI completed its IPO on May 5 th , 2013 (1) $1.73 $ 2.02 $0.82 2012 2013 2014 1H15 Annualized $ 256 $118 $172 $196 2012 2013 2014 1H15 Annualized N/A

Balanced Business Model as a Top Originator and Servicer Top Originators – Q2 2015 (1) Top Servicers – Q2 2015 (1) PennyMac is a leader in both mortgage origination and servicing (1) #6 Largest Originator Overall #3 Largest Correspondent Aggregator #12 Largest Servicer Non - bank mortgage institution with leading origination activity Non - bank mortgage institution with limited origination activity Non - bank mortgage institution Rank Institution $Bn Market Share 1 Wells Fargo 1,696.1$ 17.2% 2 Chase 917.0$ 9.3% 3 Bank of America 610.1$ 6.2% 4 Nationstar 404.0$ 4.1% 5 Ocwen 316.0$ 3.2% 6 Citi 304.4$ 3.1% 7 US Bank 290.3$ 3.0% 8 Walter 235.0$ 2.4% 9 PHH 220.0$ 2.2% 10 Quicken 176.7$ 1.8% 11 SunTrust 145.5$ 1.5% 12 PennyMac 136.0$ 1.4% Total Mortgages Outstanding 9,835.0$ 100.0% Rank Institution $Bn Market Share 1 Wells Fargo 61.4$ 13.8% 2 Chase 31.7$ 7.1% 3 Quicken 21.2$ 4.8% 4 Bank of America 16.0$ 3.6% 5 U.S. Bank 14.1$ 3.2% 6 PennyMac (3) 13.0$ 2.9% 7 PHH 10.9$ 2.4% 8 Freedom Mortgage 10.5$ 2.4% 9 Citi 10.2$ 2.3% 10 Flagstar Bank 8.4$ 1.9% Total Mortgage Originations 445.0$ 100.0% 8 (1) According to Inside Mortgage Finance for Q2 2015. (2) Includes PMT loan acquisitions, for which PFSI earns a fulfillment fee upon loan funding. (2)

7.69% 9.22% 0% 2% 4% 6% 8% 10% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 Trends in PennyMac Financial’s Businesses Correspondent Production (1) Market Share 0.41% 0.43% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 Market Share Consumer Direct Production (1) $1.95 $1.84 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 1.17% 1.38% 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 Loan Servicing (1) Market Share Investment Management AUM (billions) 9 (1) Source : Inside Mortgage Finance and company estimates. Inside Mortgage Finance estimates total 2Q15 origination market of $445 billion. Correspondent production share estimate is based on PFSI and PMT acquisition volume of $11.9 billion divided by $129 billion for the correspondent market (estimated to be 29% of total origination market). Consumer direct production share is based on PFSI originations of $1.1 billion divided by $267 billion for the retail market (estimated to be 60% of total origination market). Loan servicing mar ket share is based on PFSI’s servicing UPB of $136.2 billion divided by $9.84 trillion in mortgage debt outstanding as of June 30, 2015.

10 Growth Initiatives in PennyMac Financial’s Businesses Correspondent Production ▪ Able to scale production volumes while maintaining quality metrics, service levels and inventory turn times ▪ Adding sales managers to continue growing seller relationships ▪ Targeting under - represented geographies ▪ Growing volume from relationships with small to medium sized lenders – Accounted for $2.3 billion of lock volume in 2Q15 compared to $1.5 billion in 1Q15 – Expect these sellers to account for $1 billion in locks per month by 2Q16 Consumer Direct Production ▪ Investments in fulfillment capabilities (people, infrastructure) to expand operational capacity ▪ Executing on recapture opportunities from recent servicing acquisitions (over $15 billion in 2Q15) ▪ Leveraging redesigned PennyMacUSA.com to help drive marketing leads for purchase initiatives ▪ Growing lead generation through servicing call center ▪ Increased focus on conventional - conforming originations

11 Growth Initiatives in PennyMac Financial’s Businesses (cont’d) Loan Servicing ▪ Continuing to pursue bulk and flow MSR acquisitions where appropriate ▪ Operating platform expansion with fully developed facilities in Moorpark, CA and Ft . Worth, TX ▪ Technology initiatives with scale benefits – Servicing platform enhancements – Customer self service capabilities via website Investment Management ▪ Opportunities to grow PMT over time and manage additional capital for mortgage - related investments: – Distressed whole loans – MSRs resulting from correspondent acquisitions – Excess servicing spread on MSRs – Investments in prime non - Agency loans – Agency and non - Agency MBS – GSE risk transfers on PMT’s production – Small balance CRE loans and securitization interests ▪ PMT completed loan deliveries for inaugural credit risk transfer transaction with Fannie Mae in July